Credit Suisse 2008 Financial Services Forum February 7, 2008 Exhibit 99.1

FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance.
The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation, or that may be acquired in the future, which in turn depends on a variety of factors, including:
Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations;
the assimilation of the combined companies’ corporate cultures;
the continued growth of the markets that the acquired entities serve, consistent with recent historical experience;
difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions' ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, and regulatory and compliance risk.
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions'
business.
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures.
The effects of current stresses in the financial markets.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as hurricanes.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking-statements.
You should not place undue reliance on any forward-looking
statements. Any such statement speaks only as of the date the statement was made. Regions assumes no obligation to update or revise any forward-looking-statements.

Company Profile Company Profile Integration Update 4Q07 Financial Performance and Credit Quality 2008-2010 Strategic Initiatives Overview

Regions is Among the Largest U.S. Banks
Market Capitalization $16 billion
Assets $141 billion
Loans, net of unearned income $95 billion
Deposits $95 billion
Branches 1,965
ATMs 2,490
NOTE: As of December 31, 2007.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
LA
AL
GA
FL

Franchise Footprint
Source:  SNL DataSource and Regions as of June 30, 2007
State Dep. ($B) Mkt. Share Rank
AL $18.2 25% #1
FL 17.7 5 #4
TN 16.7 16 #2
LA 7.6 10 #3
MS 6.2 15 #1
GA 5.5 3 #6
AR 4.3 9 #2
TX 3.0 1 #18
IL 2.4 1 #24
MO 2.3 2 #8
IN 2.0 2 #9
Other 2.4 — —
Regions
Morgan Keegan
Insurance

Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2007 data.
16.6% Median
7.9 Citigroup
13.2 National City
14.3 SunTrust
16.0 JP Morgan Chase
16.4 Bank of America
16.6 U.S. Bancorp
17.2 Fifth Third
18.3 Wachovia
18.5 Regions
19.1 Wells Fargo
21.8% BB&T
Market Share
(1)
Name
Average
Weighted
Weighted Average Market Share

Citigroup
SunTrust
Wells Fargo
Wachovia
BB&T
Bank of America
Regions
Marshall & Ilsley
U.S. Bancorp
JP Morgan Chase
KeyCorp
Fifth Third
PNC
Capital One
National City
M&T Bank

10.5%
10.0%
8.1%
8.0%
7.9%
7.0%
6.9%
5.9%
5.7%
4.5%
4.2%
3.7%
3.4% 3.4%
3.3%
2.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Fast Growing Footprint
Projected Population Growth (2007-2012) of Market Footprint
(1)
Source:  SNL Financial.  Data as of June 2007.  Pro forma for completed/pending M&A.
1 Deposit weighted by State.
National Average
6.3%

Morgan Keegan – Among the Largest Regional Full-Service
Brokerage and Investment Banking Firms
Revenue ($M)
Pre-Tax Income ($M)
Financial Performance
416 Office Locations
Revenue Composition (2007)
Profile
Founded in 1969
Acquired by Regions in 2001
1,282 financial advisors
416 offices in 19 states
Record revenues of $1.3 billion in 2007
98,700 new accounts opened in 2007
$80 billion of customer assets
$81 billion of trust assets
#1 underwriter of long-term municipal bonds in the south central U.S. for 14 consecutive years
#11 book-running manager in 2006 ($8.6 billion, 445 issues)
Private
Client
30%
Fixed
Income
Capital
Markets
19%
Equity
Capital
Markets
8%
Regions MK
Trust
17%
Other
11%
Asset Mgmt
15%
$810
$1,029
$1,300
2005 2006 2007
$161
$239
$262
2005 2006 2007

Company Profile Integration Update Integration Update 4Q07 Financial Performance and Credit Quality 2008-2010 Strategic Initiatives Overview

Merger Integration Complete
Combined
Product Set
& Incentives
Complete Sale
of Divested
Branches
1Q07 2Q07 3Q07 4Q07
Brokerage
Conversion
Mortgage
Origination &
Servicing
Conversion
Trust
Conversion
Event Two Branch
Conversion and
Consolidations
Event Three Branch
Conversion and
Consolidations
Event One Branch
Conversion and
Consolidations
Pre-conversion
Branch
Consolidations

443,000 hours of training completed in preparation for branch conversions in which we converted:
1,945 branches
7.2 million deposit accounts
840,000 loan accounts
Consolidated 160 branches in overlapping markets
Merger Integration Complete

2007 2007 2008 2008 $0 $200 $400 $600 Original Target Actually Achieved New Target $400 Exceeding Original Cost Saves $ in millions $345 $500

Company Profile Integration Update 4Q07 Financial Performance 4Q07 Financial Performance and Credit Quality and Credit Quality 2008-2010 Strategic Initiatives Overview

Increased credit allowance for loan losses
Aggressively managing residential homebuilder portfolio
Strong fee-based revenue, particularly Morgan Keegan
Cost saves exceed expectations
Non-merger-related charges incurred during the quarter
Capital position remains strong
Fourth Quarter Financial Performance

› Visa Settlement $51.5 million
› Morgan Keegan Investment Loss $38.5 million
› Mortgage Servicing Valuation $27.4 million
Adjustment and Loss on Sale
› Low Income Housing Investment $  9.4 million
Impairment
› Foreclosed Real Estate Writedown $  7.0 million
4Q07 Unusual Items

Financial Performance
$ 0.24  EPS – diluted
0.45 % Net Charge-Off Ratio
Asset Quality
0.90 % Nonperforming Assets as a % of Loans
1.45 % Allowance for Credit Losses as a % of Loans
8.55 % Return on Avg. Tangible Equity
65.9 % Operating Efficiency
3.61 % Net Interest Margin
Profitability
As Reported
NOTE: Ratios are excluding discontinued operations and merger-related charges. For a reconciliation of these amounts to GAAP financial measures and a statement of why management believes these measures provide useful information to investors, see Regions' 8-K filed January 22, 2008 announcing preliminary results of operations for the period ended December 31, 2007.
4Q07 Financial Summary

Credit Quality Trends
0.45%
0.90%
0.37%
0.27%
0.20%
0.23%
0.27%
0.62%
0.62%
0.45%
0.40%
0.15%
0.22%
0.22%
0.35%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
4Q06 1Q07 2Q07 3Q07 4Q07
NPAs/Loans and OREO
Net Charge-Offs/Average Loans
Delinquent Loans (90+ Past Due)

Diversified Loan Portfolio
C&I, 17%
CRE- Owner
Occupied Mortgages,
5%
CRE- Non-owner
Occupied Mortgages,
8%
Construction, 14%
Business and
Community Banking,
16%
Alt-A, 3%
Residential 1st
Mortgage, 15%
Home Equity Lending,
16%
Indirect Lending, 4%
Direct Lending, 1%
Other Consumer, 1%
Total Loan Portfolio - $95.4 billion

Commercial Real Estate Portfolio - $21.0 billion
CRE Portfolio by Product CRE Portfolio Characteristics
CRE portfolio is diversified by product, loan size,
and by geography
CRE portfolio is very granular with the average
note size under $600 thousand
Top 5 MSA concentrations are Atlanta, Miami,
Nashville, Tampa, and Birmingham, all of which
are under 10%
$7.2 billion homebuilder portfolio is a subset of the
CRE portfolio, with the majority being found in the
land and single family sectors
Proactively reducing certain concentrations
Multi-Family, 12%
Single Family, 18%
Retail, 15%
Office, 8%
Industrial, 4%
Hotel, 3%
Other, 8%
Land, 24%
Condo , 8%

Residential Homebuilder Portfolio - $7.2 billion
Land, $2,926
Residential
Spec, $1,893
Residential
Presold, $618
Lots, $1,608
National
Homebuilders,
$160
Product Breakout
$ %* $ %* $ %* $ %* $ %* $ %*
90+ Past Due
8,306             0.52     892              0.14     4,921            0.26     5,218             0.18     -               -       19,337           0.27
Non-Accruing Loans
68,269           4.25     31,750         5.14     100,640         5.31     57,346           1.96     -               -       258,005         3.58
Average Note Size:
     Total Portfolio
290                -       350              -       240               -       1,148             -       4,721           -       405               -
      East
203                -       247              -       225               -       1,078             -       -               -       307               -
      Florida
843                -       965              -       529               -       3,626             -       -               -       1,265            -
Outstandings
1,607,794 $   617,628 $    1,893,567 $   2,925,685 $   160,505 $    7,205,179 $
National
Homebuilders Total Portfolio Lots Residential Presold Residential Spec Land
($ in thousands)
* Percentage related to product outstandings

Residential Homebuilder Portfolio - $7.2 billion
0
600,000
1,200,000
1,800,000
2,400,000
Total Outstanding
$802,046 $2,341,071 $2,008,091 $827,252 $328,935 $720,940 $176,844
Non-accruing
17,648 56,543 104,896 45,030 10,145 23,698 45
Accruing
784,398 2,284,528 1,903,195 782,222 318,790 697,242 176,799
Alabama East Florida Midwest Southwest Tennessee Other
Residential Homebuilder Portfolio - $7.2 billion
Geographic Breakout
($ in thousands)

Consumer Real Estate Portfolio - $31.9 billion
Residential First
Mortgage
15%
Alt A
3%
Home Equity
16%
Remaining Loan
Portfolio
66%
NOTE: As of December 31, 2007.
Wgtd Avg. Wgtd Avg.
Outstandings* LTV FICO
Home Equity Lending 14,962,007 $         74% 733              70,964 $     41%
Residential 1st Mortg 14,129,484            67% 725              174,006      100%
Alt-A 2,830,062              72% 711              175,737      100%
Total Consumer RE  Portfolio
31,921,553 $         71% 727              119,495 $   71%
* $ in thousands
Avg. Loan
Size
% in 1st
Lien

Excellent Loss Experience versus Peers
NOTE:  Industry peers include FITB,  KEY, NCC, STI, USB, WFC, WM
Home Equity
Regions 0.24% 0.31% 0.31%
Industry Peers 0.46% 0.64% 1.02%
Residential First Mortgage
Regions 0.12% 0.13% 0.18%
Industry Peers 0.22% 0.30% 0.63%
Net Charge-offs
2Q07 3Q07          4Q07

KeyCorp
Fifth Third
Wells Fargo
Regions
SunTrust
BB&T
National City
US Bancorp
M&T Bank
Wachovia
PNC

6.5%
6.3%
6.1%
5.9%
5.7%
5.5%
5.3%
5.2%
5.0%
4.3%
4.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
Strong Capital Position
Tangible Equity / Tangible Assets
Source:  SNL DataSource, Tangible Equity/Tangible Assets as of December 31, 2007.
5.5%
Median

Company Profile Integration Update 4Q07 Financial Performance and Credit Quality 2008-2010 Strategic Initiatives 2008-2010 Strategic Initiatives Overview Overview

Five Strategic Initiatives
›
Leverage full depth of Morgan Keegan capabilities among all
Lines of Business
›
Grow the emerging and mass affluent customer segment
through a fully integrated approach
›
Increase core customer deposits to optimize the profitability of balance sheet growth
›
Enhance overall company productivity
›
Deliver reliable, consistent service quality across all Lines of
Business to improve customer satisfaction and retention
Two Additional Corporate-Wide Initiatives
›
Identify new revenue streams
›
Identify new operating efficiencies

Business Forum Scope and Structure
Purpose:
To lead and manage the consistent execution of Line of
Business strategy across the company.
Six Business Forums Will Focus On:
›
Branch Performance
›
Affluent Market
›
Branch Non-interest Revenue
›
Middle Market
›
Community Banking
›
Business Banking

Business Forum Scope and Structure
Responsibilities
›
Lead/drive the execution of Line of Business strategy
›
Provide oversight and guidance
›
Ensure swift adoption and adherence to all risk management
policies and practices
›
Ensure prudent/effective use of company resources
Execution Details
›
Monthly meeting sessions
›
Work plans with targeted deliverables
›
Monthly progress reports to Heads of General Bank and
Lines of Business

Operating According to Ten Guiding Principles
›
Provide uncompromised service
›
Drive revenue
›
Maintain momentum
›
Be fast, Be nimble
›
Control, monitor and report
›
Be consistent in best practices
›
Be resourceful
›
Invest in innovation
›
Grow customers
›
People + Partnerships = Performance

Challenging Banking Environment
Regions is well positioned despite challenging
operating environment:
Growth driven by strategic initiatives
Relatively neutral balance sheet positioning
Strong Morgan Keegan contribution
Merger opportunities mitigate industry
downturn, allow for increased operating leverage
Exceeding merger-related cost saves
Continued strong liquidity and capital ratios

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